KAYNE ANDERSON RUDNICK MUTUAL FUNDS
                                 LARGE CAP FUND
                               SMALL-MID CAP FUND
                               INTERNATIONAL FUND
                       INTERMEDIATE TOTAL RETURN BOND FUND
                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                                 January 3, 2002
                 (Supplement to Prospectus dated April 30, 2001)

To shareholders of the LARGE CAP FUND, SMALL-MID CAP FUND, INTERNATIONAL FUND, INTERMEDIATE TOTAL RETURN BOND FUND and CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (the "Funds"):

Effective immediately, each Fund will implement a redemption fee equal to 2% of the proceeds from any redemption or exchange of shares held for fewer than 30 days.

Shares held on January 3, 2002 may be redeemed through February 1, 2002 without being subject to this redemption fee.

The decision was made to implement this fee because, in recent months, your mutual funds have experienced a dramatic increase in shareholder transactions by short-term investors, often known as "market timers." Their large purchases and frequent redemptions increase shareholder expenses and cause the unnecessary recognition of gains for shareholders. Our portfolio managers also find that their long-term strategies are disrupted. This fee is intended to help compensate longer-term shareholders for these costs.

Investors should retain this supplement with the prospectus for future reference.

Thank you for your continued investment in the Funds. Please call (800) 395-3807 with any questions.